--------------------------------------------------------------------------------
CLOSED END
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ACM Managed
Dollar Income Fund

Annual Report
September 30, 2001
                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
November 8, 2001

Dear Shareholder:

This report provides investment results, performance information and market outlook for ACM Managed Dollar Income Fund (the "Fund") for the annual reporting period ended September 30, 2001.

Investment Objective and Policies

This closed-end fund is designed for investors who seek high current income and capital appreciation. To achieve this objective, it invests primarily in high-yielding, high-risk U.S. and non-U.S. fixed income securities, denominated in U.S. dollars, that we expect to benefit from improving economic and credit fundamentals.

Investment Results

The following table shows how the Fund performed over the six- and 12-month periods ended September 30, 2001. For comparison, we have included a composite benchmark consisting of 65% of the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+)--a standard measure of the performance of a basket of unmanaged emerging market debt securities--and 35% of the Credit Suisse First Boston High Yield Index (CSFB HYI)--a standard measure of the performance of a basket of unmanaged U.S. high yield debt securities. We compare the Fund's performance to this composite benchmark because it more closely resembles the composition of the Fund's portfolio.

INVESTMENT RESULTS*
Periods Ended September 30, 2001

                                                            --------------------
                                                                Total Returns
                                                            --------------------
                                                            6 Months   12 Months
--------------------------------------------------------------------------------
ACM Managed
Dollar Income
Fund (NAV)                                                  -7.10%       -10.08%
--------------------------------------------------------------------------------

J.P. Morgan
Emerging
Markets Bond
Index Plus                                                  -1.92%         1.77%
--------------------------------------------------------------------------------
Credit Suisse
First Boston
High Yield
Index                                                       -4.57%        -4.92%
--------------------------------------------------------------------------------
Composite:
65%/35%
(65% JPM
EMBI+
35% CSFB
HYI)                                                        -2.85%        -0.57%
--------------------------------------------------------------------------------

* The Fund's investment results represent total returns for the periods shown and are based on the net asset value (NAV) of the Fund as of September 30, 2001. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The unmanaged J.P. Morgan Emerging Markets Bond Index Plus is composed of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. The unmanaged Credit Suisse First Boston High Yield Index is a measure of lower-


--------------------------------------------------------------------------------
                                              ACM MANAGED DOLLAR INCOME FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      rated, fixed income, non-convertible U.S. dollar-denominated securities meeting certain criteria developed by Credit Suisse designed to enable the index to reflect the high yield market. The composite is from inception of the JPM EMBI+, which was 12/31/93. The indices are unmanaged and reflect no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Managed Dollar Income Fund.

      Additional investment results appear on pages 6 - 8.

The Fund underperformed relative to its composite benchmark for both the six- and 12-month periods ended September 30, 2001 primarily due to our emerging market security selection. Additionally, the Fund's use of leverage, during a time when asset prices declined, also contributed to the Fund's underperformance.

As discussed in more detail in the market overview section, within the Fund's emerging market allocation, our overweight position in Argentina significantly hurt performance as concerns about the country's economic viability increased. Contributing positively to performance was our underweight position in Brazil and our overweight position in Russia.

Within the Fund's high yield allocation, our weighting in the telecommunication and cable sectors detracted from performance, but this was more than offset by our strong security selection. Over the past six-months, we have focused the Fund on defensive sectors such as utilities, domestic cable and gaming. Traditional cyclical sectors such as automotive, steel and metals have been underweighted.

Market Overview

Global economic growth continued to decelerate since the last reporting period six months ago. In the U.S., restrained capital spending, inventory reductions, shrinking investment and weaker export performance significantly slowed the economy. The events of September 11 had a severe impact on U.S. consumer and investor confidence, key ingredients that were required for recovery. With the economy slowing and underlying inflationary pressures subdued, the U.S. Federal Reserve lowered interest rates 200 basis points from 5.00% to 3.00% and in late May Congress passed a stimulative tax package. (On October 2 and November 6, the Federal Reserve again reduced interest rates a total of 100 basis points to 2.00%--the lowest in four decades.) Growth for the second quarter of 2001 slowed to 0.3%, and reported preliminary growth for the third quarter contracted to -0.4%.

The emerging-market sector, as measured by the J.P. Morgan Emerging Markets Bond Index Plus, produced a return of -1.92% during the six-month period due to poor performance in Argentina and spillover weakness in Brazil. Although other emerging market regions posted positive returns, Argentina and Brazil significantly dampened the overall composite return as together they represent a 40% weight within the composite. The reporting period saw a wide divergence between


--------------------------------------------------------------------------------
2 o ACM MANAGED DOLLAR INCOME FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Latin countries which returned -7.10% and non-Latin countries which returned 11.77%.

Concern about Argentina's ability to continue servicing its debt caused the country's bond prices to decline and resulted in the poorest individual country return within the index, -19.81%. The country's credit rating was lowered twice in the month of July. However, Argentina recouped some of its losses and was the best monthly performer in August with the announcement of an International Monetary Fund (IMF) bailout package and indication that the U.S. Treasury would support Argentina.

However, at the time of this report, Argentina announced that the government will seek to reduce financing costs on $95 billion of debt in an effort to avoid outright default. Investors remain concerned, however, that Argentina's debt proposal effectively constitutes a default. The country's economic officials announced they would need to reduce annual debt interest payments between $3-$4 billion a year to free up resources to restart the country's ailing economy, now in its fourth year of recession. To help spur the economy, the government is implementing a range of tax cuts and other measures to spark spending, while also pressing the 23 provinces to accept a cut in their guaranteed monthly transfers.

Weakness in neighboring Brazil also dampened overall returns in the emerging markets resulting in the second-worst individual country return at -8.03%. Political uncertainty caused by recently held elections, coupled with prospects for tighter and more expensive financing conditions, weakened the Brazilian real (Brazil's currency) and renewed concerns about the country's large financing needs. Turkey, which had posted weak results early in the year amidst a financial crisis in February, rebounded, up 14.23%, as the IMF and World Bank provided a favorable financing package. Other individual countries posting positive returns included Russia at 18.73%, which continues to benefit from economic reforms, positive growth and friendlier ties to the U.S.; Colombia at 11.67%; and Qatar at 6.16%.

The high-yield market, as represented by the Credit Suisse First Boston High Yield Index, returned -4.57% for the six-month period. Market sentiment improved dramatically after the Federal Reserve lowered interest rates in January and issuers took advantage of the funding window. However, weakness in the equity markets and the troubled telecommunications sector dampened overall returns throughout the year.

Investors reacted to the September 11 attacks by selling high yield securities. High yield securities reached 1000 basis points in yield over Treasuries by the end of the reporting period.

Non-cyclical sectors outperformed cyclicals. The best performing industries for the period included finance, food & drug, food/tobacco, health care, pharmaceutical, housing, service and utility. The telecommunications and wireless communications sectors, as well as the consumer durable sectors,


--------------------------------------------------------------------------------
                                              ACM MANAGED DOLLAR INCOME FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

underperformed the broader market. Inflows into high yield improved in 2001 and high yield issuance rebounded from a five-year low of $41.6 billion in 2000 to $60 billion during the first half of 2001. However, default rates remained high, reflecting the low financial flexibility of highly leveraged companies.

Outlook

The events of September 11 have triggered a change in the risk profile of the U.S. economy, with a recession now imminent. We believe the unemployment rate will climb over the next several months, weakening consumer confidence further. We also believe that the Federal Reserve may ease rates further, keeping the yield curve steep. Further fiscal stimulus in the form of additional tax cuts and increased government spending is also anticipated. While the economic recovery will be delayed until the spring of 2002, we believe it will be more robust as a result of the increased monetary and fiscal stimulus.

With these short-term difficulties ahead of us, in the high yield sector we will remain relatively defensive, emphasizing sectors such as domestic cable, utilities and health care, which have historically outperformed in down markets. We will move aggressively into cyclical industry sectors such as automotive, paper and chemicals, once we see evidence of a recovery on the horizon. We will maintain our hotel and airline holdings, given their current valuations. We will also maintain our holdings in the gaming industry, as we believe this sector will rebound in the long-term, especially given its historic ability to generate cash flows.

The slowing global economy and increased risk aversion will present challenges to the emerging market sector. We believe, however, that near-term deterioration in economic conditions will in time be supplanted by the effects of a massive fiscal stimulus and extremely accommodative monetary policy. While the recent attacks in the U.S. will have a negative effect on global growth and the emerging markets, the strengthening of relations between the U.S. and its allies may have a positive effect. The attacks have also increased the likelihood of continued G7 support for emerging economies. We are also encouraged by recent signs that the emerging market class has shown signs of de-coupling from the problems in Argentina as the effects in other countries have so far been muted.

We are currently reducing the Fund's exposure to Argentina due to the increased risk of default. We are, however, increasing our exposure to neighboring Brazil and maintaining our holdings in Mexico. We are also maintaining our overweight position in Russia due to its positive economic outlook and increased geopolitical stature, but do remain concerned about the potential impact that a drop in oil prices could have on the country's near-term cash flow. We are reducing our exposure to Venezuela, which is particularly dependent on higher oil prices. We will continue to monitor troubled regions closely while looking for opportunities.


--------------------------------------------------------------------------------
4 o ACM MANAGED DOLLAR INCOME FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Thank you for your continued interest and investment in ACM Managed Dollar Income Fund. We look forward to reporting to you on market activity and the Fund's investment results in the coming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman


/s/ Wayne D. Lyski

Wayne D. Lyski
President


/s/ Paul J. De Noon

Paul J. De Noon
Vice President


/s/ George D. Caffrey

George D. Caffrey
Vice President

[PHOTO]           John D. Carifa

[PHOTO]           Wayne D. Lyski

[PHOTO]           Paul J. De Noon

[PHOTO]           George D. Caffrey

Wayne D. Lyski, Paul J. De Noon and George D. Caffrey, portfolio managers, have over 50 years of combined investment experience. Wayne D. Lyski oversees fixed income investments at Alliance Capital and manages assets in both domestic and international markets.


--------------------------------------------------------------------------------
                                              ACM MANAGED DOLLAR INCOME FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ACM MANAGED DOLLAR INCOME FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
10/31/93* TO 9/30/01

ACM Managed Dollar Income Fund (NAV)    $13,107
Composite                               $19,166

[The following table was depicted as a mountain chart in the printed material.]

                 ACM Managed Dollar Income Fund          Composite
---------------------------------------------------------------------
     10/31/93               $10,000                       $10,000
     9/30/94                $ 8,836                       $ 9,617
     9/30/95                $ 9,375                       $10,416
     9/30/96                $13,206                       $13,640
     9/30/97                $17,648                       $16,715
     9/30/98                $11,257                       $13,937
     9/30/99                $13,345                       $16,214
     9/30/00                $14,576                       $19,277
     9/30/01                $13,107                       $19,166


This chart illustrates the total value of an assumed $10,000 investment in ACM Managed Dollar Income Fund at net asset value (NAV) (from 10/31/93 to 9/30/01) as compared to the performance of an appropriate composite. The composite represents 65% of the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) and 35% of the Credit Suisse First Boston High Yield Index (CSFB HYI). The composite is from inception of the JPM EMBI+, which was 12/31/93. For the period 10/31/93 through 9/30/94, the J.P. Morgan Emerging Markets Bond Index was used in place of the JPM EMBI+. All other periods used the composite benchmark. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The JPM EMBI+ is composed of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. The CSFB HYI is a measure of lower-rated, fixed income, non convertible U.S. dollar-denominated securities meeting certain criteria developed by Credit Suisse designed to enable the index to reflect the high yield market. The indices are unmanaged and reflect no fees or expenses. When comparing ACM Managed Dollar Income Fund to the composite shown above, you should note that no charges or expenses are reflected in the performance of the composite. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Managed Dollar Income Fund.

* Closest month-end after Fund's inception date of 10/22/93.


--------------------------------------------------------------------------------
6 o ACM MANAGED DOLLAR INCOME FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ACM MANAGED DOLLAR INCOME FUND (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 9/30

                               [BAR CHART OMITTED]

         ACM Managed Dollar Income Fund (NAV)--Yearly Periods Ended 9/30
--------------------------------------------------------------------------------
                               ACM Managed Dollar
                                Income Fund (NAV)            Composite*
--------------------------------------------------------------------------------
      9/30/94**                     -11.64%                      N/A
      9/30/95                         6.11%                    8.31%
      9/30/96                        40.86%                   30.95%
      9/30/97                        33.64%                   22.55%
      9/30/98                       -36.22%                  -16.62%
      9/30/99                        18.69%                   16.33%
      9/30/00                         9.99%                   18.89%
      9/30/01                       -10.08%                   -0.57%

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the Fund's net asset value
(NAV). All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distribution paid during the period.

* The composite represents 65% of the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) and 35% of the Credit Suisse First Boston High Yield Index (CSFB HYI). The unmanaged JPM EMBI+ is composed of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. The unmanaged CSFB HYI is a measure of lower-rated, fixed income, non-convertible U.S. dollar-denominated securities meeting certain criteria developed by Credit Suisse designed to enable the index to reflect the high yield market. The indices are unmanaged and reflect no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Managed Dollar Income Fund.

** Fund returns for the period ended 9/30/94 are from the Fund's inception date of 10/22/93 through 9/30/94. The JPM EMBI+ was not available (N/A) until 12/31/93. Therefore, returns for the benchmark are unavailable for the period ended 9/30/94. The benchmark's returns for the period ended 9/30/94 is from 10/31/93 through 9/30/94.


--------------------------------------------------------------------------------
                                              ACM MANAGED DOLLAR INCOME FUND o 7

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
September 30, 2001

INCEPTION DATE                  PORTFOLIO STATISTICS

10/22/93                        Net Assets ($mil): $140.1

SECURITY TYPE

   45.3% Sovereign
   37.2% Corporate
    5.9% Brady Bonds
    5.8% Yankee Bonds                         [PIE CHART OMITTED]
    2.7% Non-Convertible
         Preferred Stock
    3.1% Short-term

COUNTRY BREAKDOWN

   43.0% United States
   12.5% Russia
   11.9% Brazil
   11.2% Mexico
    8.4% Argentina
    2.5% Canada
    2.0% Bulgaria                             [PIE CHART OMITTED]
    1.8% Philippines
    1.8% Venezuela
    1.3% Ecuador
    1.0% Ukraine
    0.9% Turkey
    0.6% Colombia
    0.6% Peru
    0.5% Panama

All data as of September 30, 2001. The Fund's security type and country breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
8 o ACM MANAGED DOLLAR INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
September 30, 2001

                                                       Principal
                                                          Amount
                                                           (000)    U.S. $ Value
--------------------------------------------------------------------------------

SOVEREIGN DEBT OBLIGATIONS-70.4%
Sovereign Debt Securities-62.2%
Argentina-10.4% Republic of Argentina
   7.00%, 12/19/08(a) ...........................   $      8,107    $  4,874,503
   11.75%, 4/07/09 ..............................          3,000       1,773,900
   12.00%, 6/19/31(b) ...........................          4,023       2,142,051
   12.25%, 6/19/18(b) ...........................         10,751       5,725,101
                                                                    ------------
                                                                      14,515,555
                                                                    ------------
Brazil-12.5%
Republic of Brazil
   11.00%, 8/17/40 ..............................         26,900      17,485,000
                                                                    ------------
Colombia-0.9%
Republic of Colombia
   8.375%, 2/15/27 ..............................            625         429,687
   11.75%, 2/25/20 ..............................            835         797,425
                                                                    ------------
                                                                       1,227,112
                                                                    ------------
Ecuador-1.8%
Republic of Ecuador
   5.00%, 8/15/30(a)(c) .........................          6,250       2,515,625
                                                                    ------------
Mexico-12.7%
United Mexican States
   8.375%, 1/14/11 ..............................          2,750       2,722,500
   11.375%, 9/15/16 .............................         13,025      15,060,808
                                                                    ------------
                                                                      17,783,308
                                                                    ------------
Panama-0.7%
Republic of Panama
   10.75%, 5/15/20 ..............................          1,000       1,023,800
                                                                    ------------
Philippines-2.4%
Republic of Philippines
   9.875%, 1/15/19 ..............................          3,500       2,852,500
   10.625%, 3/16/25 .............................            700         576,660
                                                                    ------------
                                                                       3,429,160
                                                                    ------------


--------------------------------------------------------------------------------
                                              ACM MANAGED DOLLAR INCOME FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                       Principal
                                                          Amount
                                                           (000)    U.S. $ Value
--------------------------------------------------------------------------------

Russia-17.2%
Ministry Finance of Russia
   Series IV
   3.00%, 5/14/03 ...............................   $      2,150    $  1,835,670
   Series V
   3.00%, 5/14/08 ...............................          1,500         731,250
   Series VI
   3.00%, 5/14/06 ...............................          1,550         914,500
Russian Federation
   5.00%, 3/31/30(a)(c) .........................         45,150      20,629,035
                                                                    ------------
                                                                      24,110,455
                                                                    ------------
Turkey-0.6%
Republic of Turkey
   11.875%, 1/15/30 .............................          1,000         808,800
                                                                    ------------
Ukraine-1.3%
Government of Ukraine
   11.00%, 3/15/07 ..............................          2,256       1,881,504
                                                                    ------------
Venezuela-1.7%
Republic of Venezuela
   9.25%, 9/15/27 ...............................          3,525       2,361,750
                                                                    ------------
Total Sovereign Debt Securities
   (cost $94,579,039) ...........................                     87,142,069
                                                                    ------------
Collateralized Brady Bonds-6.9%
Brazil-3.4%
Republic of Brazil
   Discount FRN
   5.44%, 4/15/24 ...............................          3,500       2,244,550
   6.00%, 4/15/24 ...............................          3,850       2,435,125
                                                                    ------------
                                                                       4,679,675
                                                                    ------------
Bulgaria-2.7%
Republic of Bulgaria
   Discount FRN
   Series A
   4.56%, 7/28/24 ...............................          5,000       3,837,500
                                                                    ------------
Venezuela-0.8%
Republic of Venezuela
   Discount FRN
   Series W-A
   5.125%, 3/31/20 ..............................          1,500       1,155,000
                                                                    ------------
Total Collateralized Brady Bonds
   (cost $10,280,954) ...........................                      9,672,175
                                                                    ------------


--------------------------------------------------------------------------------
10 o ACM MANAGED DOLLAR INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                       Principal
                                                          Amount
                                                           (000)    U.S. $ Value
--------------------------------------------------------------------------------

Non-Collateralized Brady Bonds-1.3%
Brazil-0.5%
Republic of Brazil - C Bonds
   8.00%, 4/15/14 ...............................   $        985    $    662,499
                                                                    ------------
Peru-0.8%
Republic of Peru FLIRB
   4.00%, 3/07/17(a) ............................          1,850       1,186,405
                                                                    ------------
Total Non-Collateralized Brady Bonds
   (cost $1,765,557) ............................                      1,848,904
                                                                    ------------
Total Sovereign Debt Obligations
   (cost $106,625,550) ..........................                     98,663,148
                                                                    ------------
U.S. CORPORATE DEBT OBLIGATIONS-51.1%
Air Transport-0.1%
US Airways, Inc.
   Series 93A3
   10.375%, 3/01/13 .............................            190         168,321
                                                                    ------------
Aerospace/Defense-0.3%
Sequa Corp.
   9.00%, 8/01/09 ...............................            540         464,400
                                                                    ------------
Automotive-0.9%
Collins & Aikman Products Co.
   11.50%, 4/15/06 ..............................            290         259,550
Dura Operating Corp.
   Series D
   9.00%, 5/01/09 ...............................            657         548,595
Hayes Lemmerz International, Inc.
   11.875, 6/15/06(c) ...........................            775         426,250
                                                                    ------------
                                                                       1,234,395
                                                                    ------------
Broadcasting & Media-2.5%
@Entertainment, Inc.
   Series B
   14.50%, 2/01/09(d) ...........................          2,500         337,500
Allbritton Communications Co.
   Series B
   8.875%, 2/01/08 ..............................            680         676,600
Fox Family Worldwide, Inc.
   10.25%, 11/01/07(d) ..........................          1,000         955,000
Lin Holdings Corp.
   10.00%, 3/01/08(d) ...........................          1,050         708,750
Paxson Communications Corp.
   10.75%, 7/15/08(c) ...........................            480         478,200
PRIMEDIA, Inc.
   8.875%, 5/15/11(c) ...........................            415         313,325
                                                                    ------------
                                                                       3,469,375
                                                                    ------------


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                       Principal
                                                          Amount
                                                           (000)    U.S. $ Value
--------------------------------------------------------------------------------

Building/Real Estate-2.2%
D.R. Horton, Inc.
   8.00%, 2/01/09 ...............................   $        730    $    682,550
LNR Property Corp.
   10.50%, 1/15/09 ..............................          1,200       1,170,000
Meritage Corp.
   9.75%, 6/01/11 ...............................            535         497,550
Schuler Homes, Inc.
   10.50%, 7/15/11(c) ...........................            805         768,775
                                                                    ------------
                                                                       3,118,875
                                                                    ------------
Cable-7.8%
Adelphia Communications Corp.
   10.25%, 6/15/11 ..............................            835         730,625
   10.875%, 10/01/10 ............................            935         836,825
Charter Communication Holdings
   9.625%, 11/15/09 .............................            310         296,050
   10.00%, 5/15/11 ..............................            725         696,000
   10.75%, 10/01/09 .............................          2,600       2,600,000
   11.75%, 5/15/11(d) ...........................          1,985       1,101,675
CSC Holdings, Inc.
   9.25%, 11/01/05 ..............................          1,000       1,025,000
Echostar DBS Corp.
   9.25%, 2/01/06 ...............................          1,500       1,481,250
   9.375%, 2/01/09 ..............................          1,585       1,557,263
Mediacom Broadband
   11.00%, 7/15/13(c) ...........................            550         563,750
                                                                    ------------
                                                                      10,888,438
                                                                    ------------
Chemicals-3.0%
Airgas, Inc.
   9.125%, 10/01/11(c) ..........................            275         279,125
Georgia Gulf Corp.
   10.375%, 11/01/07 ............................            770         762,300
Huntsman ICI Chemicals
   10.125%, 7/01/09 .............................          1,110         960,150
Lyondell Chemical Co.
   Series B
   10.875%, 5/01/09 .............................          2,365       1,945,213
Resolution Performance Products
   13.50%, 11/15/10 .............................            200         207,000
                                                                    ------------
                                                                       4,153,788
                                                                    ------------
Communications-Fixed-0.7% Econophone, Inc.
   13.50%, 7/15/07(e)(f) ........................          3,000               0
Level 3 Communications
   11.00%, 3/15/08 ..............................            510         229,500
McLeodUSA, Inc.
   11.375%, 1/01/09 .............................            225          66,375


--------------------------------------------------------------------------------
12 o ACM MANAGED DOLLAR INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                       Principal
                                                          Amount
                                                           (000)    U.S. $ Value
--------------------------------------------------------------------------------

Time Warner Telecom, Inc.
   10.125%, 2/01/11 .............................   $        335    $    219,425
Williams Communications Group, Inc.
   11.70%, 8/01/08 ..............................            680         285,600
   11.875%, 8/01/10 .............................            295         123,900
                                                                    ------------
                                                                         924,800
                                                                    ------------
Communications-Mobile-5.3%
American Cellular Corp.
   9.50%, 10/15/09 ..............................            490         458,150
Dobson/Sygnet Communications
   12.25%, 12/15/08 .............................            750         778,125
Iridium LLC Capital Corp.
   Series B
   14.00%, 7/15/05(f) ...........................          5,000         225,000
Nextel Communications, Inc.
   5.25%, 1/15/10 ...............................            920         470,350
   9.375%, 11/15/09 .............................            595         370,388
   10.65%, 9/15/07(d) ...........................            305         183,763
Nextel International, Inc.
   12.75%, 8/01/10 ..............................            200          40,000
Nextel Partners, Inc.
   11.00%, 3/15/10 ..............................            600         397,500
Price Communications Wire
   Series B
   9.125%, 12/15/06 .............................            375         384,375
TeleCorp PCS, Inc.
   10.625%, 7/15/10 .............................            820         725,700
   11.625%, 4/15/09(d) ..........................          1,235         722,475
Tritel PCS, Inc.
   10.375%, 1/15/11 .............................            590         504,450
   12.75%, 5/15/09(d) ...........................            430         240,800
Triton PCS, Inc.
   11.00%, 5/01/08(d) ...........................            990         834,075
Voicestream Wire
   10.375%, 11/15/09 ............................          1,000       1,130,000
                                                                    ------------
                                                                       7,465,151
                                                                    ------------
Consumer Manufacturing-1.2%
Armkel LLC
   9.50%, 8/15/09(c) ............................            105         106,837
Jostens, Inc.
   12.75%, 5/01/10 ..............................            815         819,075
Playtex Products, Inc.
   9.375%, 6/01/11 ..............................            275         279,125
Sealy Mattress Co.
   9.875%, 12/15/07(c) ..........................            550         514,250
                                                                    ------------
                                                                       1,719,287
                                                                    ------------


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                       Principal
                                                          Amount
                                                           (000)    U.S. $ Value
--------------------------------------------------------------------------------

Energy-1.3%
Chesapeake Energy Corp.
   8.125%, 4/01/11 ..............................   $        565    $    533,925
Dresser, Inc.
   9.375%, 4/15/11(c) ...........................            275         275,000
Lomak Petroleum
   8.75%, 1/15/07 ...............................            280         261,800
Lone Star Technologies, Inc.
   9.00%, 6/01/11(c) ............................            575         451,375
Pride International, Inc.
   9.375%, 5/01/07 ..............................            270         278,775
                                                                    ------------
                                                                       1,800,875
                                                                    ------------
Entertainment & Leisure-0.8%
Premier Parks
   9.75%, 6/15/07 ...............................            400         380,000
   10.00%, 4/01/08(d) ...........................            320         248,800
Six Flags, Inc.
   9.50%, 2/01/09 ...............................            600         561,000
                                                                    ------------
                                                                       1,189,800
                                                                    ------------
Financial-0.7%
Conseco, Inc.
   8.75%, 2/09/04 ...............................            515         430,025
iStar Financial, Inc.
   8.75%, 8/15/08 ...............................            550         532,209
                                                                    ------------
                                                                         962,234
                                                                    ------------
Food/Beverage-0.1%
Del Monte Corp.
   9.25%, 5/15/11(c) ............................            165         165,825
                                                                    ------------
Gaming-4.2%
Ameristar Casinos, Inc.
   10.75%, 2/15/09 ..............................            350         357,000
Argosy Gaming Co.
   9.00%, 9/01/11 ...............................            315         315,000
Boyd Gaming Corp.
   9.25%, 8/01/09(c) ............................            570         541,500
MGM Mirage
   8.375%, 2/01/11 ..............................            790         714,950
Mandalay Resort Group
   10.25%, 8/01/07 ..............................          1,350       1,248,750
Mohegan Tribal Gaming
   8.375%, 7/01/11(c) ...........................            590         595,900
   8.75%, 1/01/09 ...............................          1,000       1,015,000
Park Place Entertainment
   9.375%, 2/15/07 ..............................          1,100       1,100,000
                                                                    ------------
                                                                       5,888,100
                                                                    ------------


--------------------------------------------------------------------------------
14 o ACM MANAGED DOLLAR INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                       Principal
                                                          Amount
                                                           (000)    U.S. $ Value
--------------------------------------------------------------------------------

Healthcare-3.8%
AmerisourceBergen Corp.
   8.125%, 9/01/08(c) ...........................   $        275    $    285,312
Concentra Operating Corp.
   13.00%, 8/15/09 ..............................            720         759,600
HCA - The Healthcare Co.
   7.875%, 2/01/11 ..............................          1,750       1,802,500
Iasis Healthcare Corp.
   13.00%, 10/15/09 .............................          1,085       1,068,725
Tenet Healthcare Corp.
   8.125%, 12/01/08 .............................            200         214,500
Triad Hospitals, Inc.
   Series B
   8.75%, 5/01/09 ...............................             95          97,850
   11.00%, 5/15/09 ..............................            750         811,875
Vanguard Health Systems, Inc.
   9.75%, 8/01/11(c) ............................            275         281,875
                                                                    ------------
                                                                       5,322,237
                                                                    ------------
Hotels & Lodging-1.6%
Extended Stay America, Inc.
   9.875%, 6/15/11(c) ...........................            585         520,650
Felcor Lodging, LP
   8.50%, 6/01/11(c) ............................            395         357,475
   9.50%, 9/15/08 ...............................            350         301,000
   9.50%, 9/15/08(c) ............................            275         236,500
Host Marriott, LP
   9.25%, 10/01/07 ..............................            850         760,750
                                                                    ------------
                                                                       2,176,375
                                                                    ------------
Industrial-2.4%
Applied Extrusion Technologies, Inc.
   10.75%, 7/01/11(c) ...........................            555         555,000
Flowserve Corp.
   12.25%, 8/15/10 ..............................          1,000       1,040,000
Grey Wolf, Inc.
   8.875%, 7/01/07 ..............................            265         239,825
Hexcel Corp.
   9.75%, 1/15/09 ...............................            550         277,750
Russell-Stanley Holdings, Inc.
   10.875%, 2/15/09(f) ..........................          5,000         575,000
Universal Compression, Inc.
   9.875%, 2/15/08(d) ...........................            750         671,250
                                                                    ------------
                                                                       3,358,825
                                                                    ------------
Metals/Mining-0.4%
Commonwealth Industries, Inc.
   10.75%, 10/01/06 .............................             30          27,900
United States Steel LLC
   10.75%, 8/01/08(c) ...........................            540         496,800
                                                                    ------------
                                                                         524,700
                                                                    ------------

--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 15

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                       Principal
                                                          Amount
                                                           (000)    U.S. $ Value
--------------------------------------------------------------------------------

Paper/Packaging-3.4%
Crown Paper Co.
   11.00%, 9/01/05(f) ...........................   $      5,000    $    125,000
Owens-Illinois, Inc.
   7.80%, 5/15/18 ...............................            385         257,950
   7.85%, 5/15/04 ...............................            230         194,350
Plastipak Holdings, Inc.
   10.75%, 9/01/11(c) ...........................            550         552,750
Riverwood International Corp.
   10.625%, 8/01/07 .............................          1,200       1,218,000
Stone Container
   9.25%, 2/01/08 ...............................          1,300       1,316,250
   9.75%, 2/01/11 ...............................          1,085       1,101,275
                                                                    ------------
                                                                       4,765,575
                                                                    ------------
Petroleum Products-0.5%
Frontier Oil Corp.
   11.75%, 11/15/09 .............................            700         745,500
                                                                    ------------
Service-3.7%
Allied Waste North America
   8.875%, 4/01/08(c) ...........................            810         830,250
   10.00%, 8/01/09 ..............................          2,580       2,592,900
Iron Mountain, Inc.
   8.625%, 4/01/13 ..............................            410         416,150
Service Corp. International
   6.00%, 12/15/05 ..............................            455         385,613
   6.30%, 3/15/03(g) ............................             45          42,525
   6.50%, 3/15/08 ...............................            240         193,200
   7.70%, 4/15/09 ...............................            575         488,750
Stewart Enterprises, Inc.
   10.75%, 7/01/08(c) ...........................            230         244,950
                                                                    ------------
                                                                       5,194,338
                                                                    ------------
Supermarket/Drug-0.2%
Rite Aid Corp.
   11.25%, 7/01/08(c) ...........................            300         304,500
                                                                    ------------
Technology-0.9%
Fairchild Semiconductor
   10.125%, 3/15/07 .............................            350         330,750
   10.50%, 2/01/09 ..............................            780         756,600
Ingram Micro, Inc.
   9.875%, 8/15/08(c) ...........................             25          23,000
Viasystems, Inc.
   9.75%, 6/01/07 ...............................            835         167,000
                                                                    ------------
                                                                       1,277,350
                                                                    ------------


--------------------------------------------------------------------------------
16 o ACM MANAGED DOLLAR INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                       Principal
                                                          Amount
                                                           (000)    U.S. $ Value
--------------------------------------------------------------------------------

Utilities-Electric & Gas-3.1%
AES Corp.
   8.875%. 2/15/11 ..............................   $        870    $    704,700
   9.375%, 9/15/10 ..............................            695         601,175
Calpine Corp.
   8.625%, 8/15/10 ..............................            400         391,674
CMS Energy Corp.
   8.50%, 4/15/11 ...............................            275         269,187
Misson Energy Holding Co.
   13.50%, 7/15/08(c) ...........................            520         527,800
PG&E National Energy Group, Inc.
   10.375%, 5/16/11(c) ..........................            670         721,438
PSEG Energy Holdings
   9.125%, 2/10/04 ..............................          1,000       1,065,542
                                                                    ------------
                                                                       4,281,516
                                                                    ------------
Total U.S. Corporate Debt Obligations
   (cost $93,677,476) ...........................                     71,564,580
                                                                    ------------
NON-U.S. CORPORATE DEBT
   OBLIGATIONS-8.0%
Argentina-1.3%
Supercanal Holdings, SA
   10.75%, 11/07/02(e)(f) .......................          3,478       1,738,812
                                                                    ------------
Canada-3.4%
Calpine Canada Energy Finance
   8.50%, 5/01/08 ...............................          2,230       2,180,148
Microcell Telecommunications
   14.00%, 6/01/06(d) ...........................            735         363,825
Pierce Leahy Command Co.
   8.125%, 5/15/08 ..............................          1,500       1,492,500
Quebecor Media, Inc.
   11.125%, 7/15/11(c) ..........................            515         512,425
Rogers Wireless, Inc.
   9.625%, 5/01/11(c) ...........................            275         265,375
                                                                    ------------
                                                                       4,814,273
                                                                    ------------
Mexico-2.7%
Innova S. de R.L
   12.875%, 4/01/07 .............................          4,500       3,791,250
                                                                    ------------
Netherlands-0.0%
Netia Holdings BV
   Series B
   11.25%, 11/01/07(d) ..........................            475          35,625
                                                                    ------------

--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 17

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                       Shares or
                                                       Principal
                                                          Amount
                                                           (000)    U.S. $ Value
--------------------------------------------------------------------------------

Turkey-0.6%
Cellco Finance
   15.00%, 8/01/05 ..............................   $      1,350    $    840,375
                                                                    ------------
Total Non-U.S. Corporate Debt Obligations
   (cost $14,273,648) ...........................                     11,220,335
                                                                    ------------
CONVERTIBLE PREFERRED STOCK-0.0%
PSINet, Inc.
   7.00%(c)(f)
   (cost $600,000) ..............................         15,000              15
                                                                    ------------
NON-CONVERTIBLE PREFERRED
   STOCKS-3.7%
CSC Holdings, Inc.
   Series M
   11.125%(h) ...................................         26,009       2,659,420
Intermedia Communication
   Series B
   13.50%(h) ....................................            883         927,150
Nextel Communications
   Series E
   11.125%(h) ...................................          1,490         655,600
Sovereign REIT
   Series A
   12.00%(c) ....................................            870         878,700
XO Communications
   14.00%(h) ....................................              7              51
                                                                    ------------
Total Non-Convertible Preferred Stocks
   (cost $5,905,420) ............................                      5,120,921
                                                                    ------------
COMMON STOCK AND OTHER
   INVESTMENTS-0.0%
Jostens, Inc. Cl. E
   Warrants, expiring 5/01/10(i)(j) .............            655           9,907
OpTel, Inc.(i)(k) ...............................          8,500              85
United Mexican States Recovery Rights(i) ........      1,538,000          11,150
Republic of Venezuela
   Warrants, expiring 4/15/20(i) ................         10,710               0
                                                                    ------------
Total Common Stock and Other Investments
   (cost $13,100) ...............................                         21,142
                                                                    ------------
SHORT-TERM INVESTMENT-4.3%
Time Deposit-4.3%
State Street Bank
   2.50%, 10/01/01
   (cost $6,036,000) ............................   $      6,036       6,036,000
                                                                    ------------


--------------------------------------------------------------------------------
18 o ACM MANAGED DOLLAR INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                                   U.S. $ Value
-------------------------------------------------------------------------------

Total Investments-137.5%
   (cost $227,131,194) ..........................                  $192,626,141
Other assets less liabilities-(37.5%) ...........                   (52,516,591)
                                                                   ------------

Net Assets-100.0% ...............................                  $140,109,550
                                                                   ============

(a) Coupon changes periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2001.

(b)   Coupon is paid-in-kind.

(c) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2001, the market value of these securities aggregated $36,219,587 or 25.9% of net assets.

(d) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(e)   Illiquid security, valued at fair value (See Note A.)

(f)   Security is in default and is non-income producing.

(g) Coupon is fixed until March 15, 2003. At that time, the security may then be remarketed at a new fixed rate.

(h)   Paid-in-kind preferred, quarterly stock payments.

(i)   Non-income producing security.

(j) Each warrant entitles the holder to purchase 1.889 shares of common stock at $.01 per share. The warrants are exercisable until 5/01/10.

(k)   Common stock, par value is $0.01 per share.
      Glossary of Terms:
      FLIRB - Front Loaded Interest Reduction Bond.
      FRN - Floating Rate Note.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 19

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
September 30, 2001

Assets
Investments in securities, at value
   (cost $227,131,194) .......................................    $ 192,626,141
Cash .........................................................               54
Receivable for investment securities sold ....................        5,588,598
Interest receivable ..........................................        5,332,299
Dividend receivable ..........................................          101,737
                                                                  -------------
Total assets .................................................      203,648,829
                                                                  -------------
Liabilities
Loan payable .................................................       62,500,000
Interest payable .............................................          523,438
Tender fees payable ..........................................          176,682
Advisory fee payable .........................................          129,660
Payable for investment securities purchased ..................           29,400
Administrative fee payable ...................................           25,940
Accrued expenses and other liabilities .......................          154,159
                                                                  -------------
Total liabilities ............................................       63,539,279
                                                                  -------------
Net Assets ...................................................    $ 140,109,550
                                                                  -------------
Composition of Net Assets
Common stock, at par .........................................    $     221,343
Additional paid-in capital ...................................      294,052,011
Accumulated net realized loss on investment transactions .....     (119,658,751)
Net unrealized depreciation of investments ...................      (34,505,053)
                                                                  -------------
                                                                  $ 140,109,550
                                                                  =============
Net Asset Value Per Share
   (based on 22,134,290 shares outstanding) ..................            $ 6.33
                                                                          ======

See notes to financial statements.


--------------------------------------------------------------------------------
20 o ACM MANAGED DOLLAR INCOME FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Year Ended September 30, 2001

Investment Income
Interest ........................................   $ 27,307,422
Dividends .......................................        518,131
                                                    ------------
                                                                   $ 27,825,553
Expenses
Advisory fee ....................................      1,650,182
Administrative fee ..............................        330,050
Printing ........................................         96,082
Audit and legal .................................         95,972
Custodian .......................................         88,943
Transfer agency .................................         52,327
Loan fees .......................................         51,385
Directors' fees and expenses ....................         38,320
Registration fees ...............................          8,129
Miscellaneous ...................................         65,011
                                                    ------------
Total expenses before interest expense ..........      2,476,401
Interest expense ................................      3,573,109
                                                    ------------
Total expenses ..................................                     6,049,510
                                                                   ------------
Net investment income ...........................                    21,776,043
                                                                   ------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized loss on investment
   transactions .................................                   (27,137,698)
Net change in unrealized
   appreciation/depreciation
   of investments ...............................                   (10,959,081)
                                                                   ------------
Net loss on investments .........................                   (38,096,779)
                                                                   ------------
Net Decrease in Net Assets from
   Operations ...................................                  $(16,320,736)
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 21

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                  Year Ended       Year Ended
                                                 September 30,    September 30,
                                                      2001             2000
                                                 =============    =============

Increase (Decrease) in Net Assets
from Operations
Net investment income ........................   $  21,776,043    $  23,840,072
Net realized loss on investment
   transactions ..............................     (27,137,698)        (503,912)
Net change in unrealized
   appreciation/depreciation
   of investments ............................     (10,959,081)      (4,322,036)
                                                 -------------    -------------
Net increase (decrease) in net assets
   from operations ...........................     (16,320,736)      19,014,124
Dividends and Distributions to
Shareholders from:
Net investment income ........................     (21,047,520)     (22,550,509)
Tax return of capital ........................      (1,562,731)      (3,123,919)
                                                 -------------    -------------
Net decrease in net assets resulting from
   dividends and distributions to
   shareholders ..............................     (22,610,251)     (25,674,428)
Common Stock Transactions
Reinvestment of dividends resulting in the
   issuance of Common Stock ..................       1,365,636        1,695,549
Tender offer (resulting in the redemption
   of 248,723 and 0 shares of
   common stock, respectively) ...............      (1,766,095)              -0-
Tender offer costs ...........................        (212,169)              -0-
                                                 -------------    -------------
Total decrease ...............................     (39,543,615)      (4,964,755)
Net Assets
Beginning of period ..........................     179,653,165      184,617,920
                                                 -------------    -------------
End of period ................................   $ 140,109,550    $ 179,653,165
                                                 =============    =============


See notes to financial statements.


--------------------------------------------------------------------------------
22 o ACM MANAGED DOLLAR INCOME FUND

                                                         -----------------------
                                                         STATEMENT OF CASH FLOWS
                                                         -----------------------

STATEMENT OF CASH FLOWS
Year Ended September 30, 2001

Increase (Decrease) in Cash from
Operating Activities:
Interest and dividends received ..............   $  25,392,862
Interest expense paid ........................      (3,339,775)
Operating expenses paid ......................      (2,517,974)
                                                 -------------
Net increase in cash from operating
   activities ................................                    $  19,535,113
Investing Activities:
Purchases of long-term investments ...........    (276,952,036)
Proceeds from disposition of
   long-term investments .....................     277,017,871
Purchases of short-term investments, net .....      (1,636,000)
                                                 -------------
Net decrease in cash from investing
   activities ................................                       (1,570,165)
Financing Activities:(a)
Cash dividends paid ..........................     (21,244,615)
Tender offer .................................      (1,801,582)
Proceeds from bank loan ......................       5,000,000
                                                 -------------
Net decrease in cash from financing
   activities ................................                      (18,046,197)
                                                                  -------------
Net decrease in cash .........................                          (81,249)
Cash at beginning of period ..................                           81,303
                                                                  -------------
Cash at end of period ........................                    $          54
                                                                  =============

--------------------------------------------------------------------------------

Reconciliation of Net Decrease in
Net Assets from Operations to
Net Increase in Cash from
Operating Activities
Net decrease in net assets from
   operations ................................                    $ (16,320,736)
Adjustments
Decrease in dividends and interest
   receivable ................................   $   1,900,345
Accretion of bond discount ...................      (4,333,036)
Decrease in accrued expenses and
   other assets ..............................         (41,573)
Increase in interest payable .................         233,334
Net loss on investments ......................      38,096,779
                                                 -------------
Total adjustments ............................                       35,855,849
                                                                  -------------
Net Increase in Cash from
   Operating Activities ......................                    $  19,535,113
                                                                  =============

(a) Non-cash financing activities not included herein consist of reinvestment of dividends and distributions.

See notes to financial statements.


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 23

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
September 30, 2001

NOTE A

Significant Accounting Policies

ACM Managed Dollar Income Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on August 10, 1993 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, and securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Listed put and call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date the investments are purchased or sold. Investment gains and losses are deter-


--------------------------------------------------------------------------------
24 o ACM MANAGED DOLLAR INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

mined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

4. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to a tax return of capital, resulted in a net decrease in distributions in excess of net investment income and a corresponding decrease in additional paid-in-capital. This reclassification had no effect on net assets.

5. Change in Accounting Principle

In November 2000, the American Institute of Certified Public Account ants (AICPA) issued a revised version of its Audit and Accounting Guide for Investment Companies (the "Guide"), which is effective for fiscal years beginning after December 15, 2000. The Guide will require the Fund to amortize premium and discount on fixed-income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce net investment income and increase unrealized appreciation on securities by the same amount, and therefore will not impact total net assets. At this time, the analysis of adjustment has not been completed. Although this adjustment affects the financial statements, adoption of this principle will not effect the amount of distributions paid to shareholders, because the Fund determines its required distributions under Federal income tax laws.

NOTE B

Advisory and Administrative Fees and Other Transactions with Affiliates

Under the terms of the Investment Advisory Agreement, the Fund pays Alliance Capital Management, L.P. (the "Adviser") an advisory fee equal to an annualized rate of .75 of 1% of the average adjusted weekly net assets of the Fund during the month.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. (AGIS) (formerly Alliance Fund Services, Inc.), an affiliate of the Adviser, the Fund reimburses AGIS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AGIS $2,000 during the year ended September 30, 2001.

Under the terms of an Administration Agreement, the Fund pays Princeton Administrators, L.P. (the "Administrator") a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average adjusted weekly net assets of the Fund during the month. The Administrator prepares financial


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 25

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

and regulatory reports for the Fund and provides clerical and other services.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments, options and U.S. government securities) aggregated $273,400,402 and $280,647,671, respectively, for the year ended September 30, 2001. There were no purchases or sales of U.S. government or government agency obligations for the year ended September 30, 2001.

At September 30, 2001, the cost of investments for federal income tax purposes was $227,881,880. Accordingly, gross unrealized appreciation of investments was $4,591,653 and gross unrealized depreciation of investments was $39,847,392, resulting in net unrealized depreciation of $35,255,739.

At September 30, 2001, the Fund had a capital loss carryforward of $92,990,518 of which $57,455,739 expires in the year 2007, $24,635,181 expires in the year 2008 and $10,899,598 expires in the year 2009.

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of $25,917,547 during fiscal year 2001. To the extent they are so used, future capital gains will not be distributed to shareholders until they exceed available capital loss carryovers.

1. Options Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. In


--------------------------------------------------------------------------------
26 o ACM MANAGED DOLLAR INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security at a price different from the current market value.

There were no transactions in options written for the year ended September 30, 2001.

2. Interest Rate Swap Agreements

The Fund may enter into interest rate swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of another party to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as net unrealized appreciation or depreciation on interest rate swap contracts.

At September 30, 2001, the Fund had no outstanding interest rate swap contracts.

NOTE D

Capital Stock

There are 300,000,000 shares of $.01 par value capital stock authorized. During the year ended September 30, 2001 and for the year ended September 30, 2000, the Fund issued 186,638 and 193,135 shares, respectively, in connection with the dividend reinvestment plan.

On May 7, 2001, the Fund purchased and retired 248,723 shares of its outstanding common stock for $7.13 per share pursuant to a tender offer. The Fund incurred costs of $212,169, which were charged to additional paid in capital. At May 7, 2001, 22,019,479 shares of common stock were outstanding. The purpose of the tender offer was to fulfill an undertaking made in connection with the initial public offering price of the Fund's shares.

NOTE E

Bank Borrowing

The Fund entered into a Revolving Credit Agreement with Citibank, N.A.

--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 27

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

which was renewed on March 23, 2001. The maximum credit available is $85,000,000 and the amount outstanding as of September 30, 2001 was $62,500,000 with an average interest rate of 6.18%. Interest payments on current borrowings are based on the London Interbank Offered Rate plus a premium. The average daily amount of the loan outstanding during the year ended September 30, 2001 was approximately $58,689,041 with a related weighted average annualized interest rate of 6.09%. The Fund is also obligated to pay Citibank, N.A. a facility fee computed at the rate of .125 of 1% per annum on the average daily unused portion of the revolving credit.

NOTE F

Concentration of Risk

Investing in securities of foreign companies and foreign governments involves special risks, which include the possibility of future political and economic development, which could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States Government. The Fund invests in the sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.


--------------------------------------------------------------------------------
28 o ACM MANAGED DOLLAR INCOME FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                        Year Ended September 30,
                                         2001         2000         1999         1998         1997
                                       ------------------------------------------------------------
Net asset value,
  beginning of period ..............   $   8.09     $   8.39     $   8.18     $  15.84     $  13.08
                                       ------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a) ...........        .98         1.08         1.25         1.41         1.45
Net realized and unrealized
  gain (loss) on investment
  and option transactions ..........      (1.72)        (.22)         .34        (6.30)        2.62
                                       ------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations .......................       (.74)         .86         1.59        (4.89)        4.07
                                       ------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ................       (.95)       (1.02)       (1.25)       (1.56)       (1.31)
Distributions in excess of
  net investment income ............         -0-          -0-        (.13)          -0-          -0-
Distributions in excess of
  net realized gain on
  investments ......................         -0-          -0-          -0-       (1.21)          -0-
Tax return of capital ..............       (.07)        (.14)          -0-          -0-          -0-
                                       ------------------------------------------------------------
Total dividends and
  distributions ....................      (1.02)       (1.16)       (1.38)       (2.77)       (1.31)
                                       ------------------------------------------------------------
Net assets value, end of period ....   $   6.33     $   8.09     $   8.39     $   8.18     $  15.84
                                       ============================================================
Market value, end of period ........   $   7.62     $   8.50     $  10.25     $   9.31     $  15.00
                                       ============================================================
Total Return
Total investment return
  based on:(b)
  Market value .....................       3.02%       (5.41)%      27.06%      (23.44)%      40.87%
  Net asset value ..................     (10.08)%       9.99%       18.69%      (36.22)%      33.64%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ..................   $140,110     $179,653     $184,618     $176,920     $336,514
Ratio of expenses to average
  net assets .......................       2.75%        2.70%        2.46%        2.56%        2.36%
Ratio of expenses to average
  net assets excluding
  interest expense(c) ..............       1.13%        1.09%        1.11%        1.03%        1.01%
Ratio of net investment
  income to average
  net assets .......................       9.90%        9.55%       11.27%        8.19%        8.00%
Portfolio turnover rate ............        129%         134%         223%         208%         274%

See footnote summary on page 30.


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 29

--------------------
FINANCIAL HIGHLIGHTS
--------------------

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than the total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(c)   Net interest expense of 1.62%, 1.61%, 1.35%, 1.53%, and 1.35%, respectively, on loan agreements (See Note E).


--------------------------------------------------------------------------------
30 o ACM MANAGED DOLLAR INCOME FUND

                                                  ------------------------------
                                                  REPORT OF ERNST & YOUNG LLP
                                                  INDEPENDENT AUDITORS
                                                  ------------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of ACM Managed Dollar Income Fund,
Inc.

We have audited the accompanying statement of assets and liabilities of ACM Managed Dollar Income Fund, Inc. (the "Fund"), including the portfolio of investments, as of September 30, 2001, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACM Managed Dollar Income Fund, Inc. at September 30, 2001, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
November 9, 2001

--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 31

----------------------
ADDITIONAL INFORMATION
----------------------

ADDITIONAL INFORMATION
(unaudited)

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

      (i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

      (ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Plan agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Plan agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro-rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions,


--------------------------------------------------------------------------------
32 o ACM MANAGED DOLLAR INCOME FUND

                                                          ----------------------
                                                          ADDITIONAL INFORMATION
                                                          ----------------------

of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, P.O. Box 366, Boston, Massachusetts 02101.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Wayne D. Lyski, the President of the Fund.


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 33

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Governments or corporations issue bonds when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

Consumer Price Index (CPI)

An index that measures the cost of living. The CPI is published by the U.S. Bureau of Labor Statistics.

credit rating

Credit ratings are issued by independent organizations, such as the Standard & Poor's Ratings group or Moody's Investors Service. These groups attempt to assess the likelihood that the issuer of the bond will be able to make timely payments of principal and interest on the bond, based on such factors as the issuer's financial condition and any collateral securing these obligations. Ratings typically range from AAA, which is the highest rating, to D, which is the lowest rating.

Federal Reserve Board

The seven-member board that oversees Federal Reserve Banks, establishes monetary policy and monitors the country's economic state.

G-7 Nations

A group of seven industrialized nations, including Canada, France, Germany, Italy, Japan, the United Kingdom and the United States.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

sector

Refers to a distinct part of the economy, for example, the technology sector.

Treasuries

Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.


--------------------------------------------------------------------------------
34 o ACM MANAGED DOLLAR INCOME FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $421 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 37 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 646 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 9/30/01.


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 35

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Wayne D. Lyski, President
Kathleen A. Corbet, Senior Vice President
Gregory Dube, Senior Vice President
Paul J. DeNoon, Vice President
George D. Caffrey, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Administrator

Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095

Custodian, Dividend Paying Agent, Transfer Agent And Registrar

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

(1)   Member of the Audit Committee

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

      This report, including the financial statements therein, is transmitted to the shareholders of ACM Managed Dollar Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


--------------------------------------------------------------------------------
36 o ACM MANAGED DOLLAR INCOME FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 37

------------------------------
SUMMARY OF GENERAL INFORMATION
------------------------------

SUMMARY OF GENERAL INFORMATION

Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Analytical Services, Inc., Morningstar, Inc. and Bloomberg. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers each day. The Fund's NYSE trading symbol is "ADF." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Funds."

Dividend Reinvestment Plan

Pursuant to the Fund's Dividend Reinvestment Plan shareholders whose shares are registered in their own names may elect to have all distributions reinvested automatically in additional shares of the Fund by State Street Bank & Trust Company, as agent under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee for details. All distributions to investors who elect not to participate in the Plan will be aid by check mailed directly to the record holder by or under the direction of State Street Bank & Trust Company. For questions concerning Shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at (800) 219-4218.


--------------------------------------------------------------------------------
38 o ACM MANAGED DOLLAR INCOME FUND

NOTES


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 39

NOTES


--------------------------------------------------------------------------------
40 o ACM MANAGED DOLLAR INCOME FUND

ACM Managed Dollar Income Fund
1345 Avenue of the Americas
New York, NY 10105

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

MDIAR901